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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 16, 2005
                                                         -----------------


                            THE BON-TON STORES, INC.
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                (Exact Name of Registrant Specified in Charter)


      Pennsylvania                      0-19517                 23-2835229
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      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                 2801 E. Market Street
                  York, Pennsylvania                                 17402
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       (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (717) 757-7660
                                                           ---------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

     On November 16, 2005, The Bon-Ton Stores, Inc. (the "Company") issued a press release announcing the closing of its Walden Galleria store located in Buffalo, New York effective January 28, 2006. The Company will incur charges and future cash expenditures totaling approximately $1.8 million in connection with the closing, comprised of approximately $1.5 million for lease termination, $0.1 million for one-time termination benefits and $0.2 million for other associated costs. This store closing will impact approximately 90 Bon-Ton associates.

ITEM 7.01. REGULATION FD DISCLOSURE.

     During the Company's earnings release conference call on November 17, 2005 regarding its most recent completed fiscal quarter, in response to a question regarding whether or not there were any hurdles to the Company's obtaining the financing necessary for the announced pending acquisition by the Company of the Northern Department Store Group ("NDSG") of Saks Incorporated, Keith E. Plowman, the Company's Chief Financial Officer, noted that as is common in debt financing arrangements, there were conditions precedent to the close of the financing, including in this case that the Company would have to achieve a financial hurdle. Mr. Plowman indicated that the financial hurdle was lower than the Company's guidance for the fourth quarter. Mr. Plowman also noted that, barring a significant economic downturn or significant issues in the market resulting in a material adverse effect on the expected performance in the fourth quarter, the Company continues to remain confident that it will obtain financing to close on the transaction early in the first quarter of fiscal 2006.

     This information is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 Press Release issued November 16, 2005 announcing the closing of the Walden Galleria store located in Buffalo, New York.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            The Bon-Ton Stores, Inc.


                            By: /s/ Keith E. Plowman
                              --------------------------------
                              Keith E. Plowman
                              Senior Vice President, Chief Financial
                              Officer and Principal Accounting Officer


Dated: November 18, 2005